EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the IOMED, Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert J. Lollini, President and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 12, 2003	By:	/s/ ROBERT J. LOLLINI
Robert J. Lollini
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to IOMED, Inc. and will be retained by IOMED, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.